UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

ConnectOne Bancorp, Inc.
(Exact name of Company as specified in its charter)

New Jersey	001-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code: (201) 816-8900

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading symbol	which registered
Common Stock	CNOB	NASDAQ

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 10, 2019, ConnectOne Bank (the “Bank”), which is a wholly owned subsidiary of the Registrant, entered into: (i) a Supplemental Executive Retirement Plan Agreement, and (ii) a Split Dollar Life Insurance Agreement, in each case with each of the following named executive officers (collectively, the “Participants”):

Executive’s Name	Position with Bank
Frank Sorrentino III	Chairman, President & Chief Executive Officer
William S. Burns	Executive Vice President & Chief Financial Officer
Elizabeth Magennis	Executive Vice President & Chief Lending Officer
Christopher Ewing	Executive Vice President & Chief Operations Officer
Michael McGrover	Executive Vice President & Chief Credit Officer

Supplemental Executive Retirement Plan

Subject to its terms and conditions, each Supplemental Executive Retirement Plan agreement is an unfunded promise intended to provide each of the Participants with certain supplemental benefits upon retirement, or if earlier, upon his or her separation from service for certain qualifying terminations of employment. The amount and timing of payment of the supplemental retirement benefits vary based on a number of factors, including, among others, the participant’s age, the reason for any separation from service, and whether the participant has met the vesting requirements set forth in the agreement at the time of any payment triggering event.

The benefit amount payable to each Participant is a certain percentage of the Executive’s final salary, as defined in the Plan, exclusive of bonus, incentive compensation, and benefits as of the date of the termination of employment), as follows (in each case, the “Final Salary Percentage”):

Executive’s Name	Final Salary Percentage
Frank Sorrentino III	25%
William S. Burns	20%
Elizabeth Magennis	20%
Christopher Ewing	20%
Michael McGrover	10%

Set forth below is a table summarizing the benefit amount and timing of such payment that would be due to the officer upon certain events resulting in a separation from service of the Participant from the employ of the Bank:

Triggering Event	Benefit Amount[1]	Timing of Benefit	Acceleration of
		Payment[2]	Benefit Vesting
Termination of employment on or after reaching normal retirement age of 65	The Executive's Final Salary Percentage	For 10 years, beginning on the first day of the second month after the Executive attains age 70	No
___________________

1 The benefit amount is subject to reduction in the event that the applicable payments would constitute “parachute payments” (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”)). The benefit amount would be reduced so that no payments to be made or benefit to be provided to the officer would be subject to the excise tax imposed under Code Section 4999.

2 Payment may be delayed as required by Code Section 409A if officer is a “specified employee” (as defined in Section 409A).

Triggering Event	Benefit Amount[1]	Timing of Benefit	Acceleration of
		Payment[2]	Benefit Vesting
Termination of employment prior to reaching normal retirement age of 65	Vested annual benefit amount on date of termination of employment	For 10 years, beginning on the first day of the second month after the Executive attains age 70	No

Termination of employment within two years following the effective date of a Change of Control	The Executive's Final Salary Percentage	For 10 years, beginning on the first day of the second month after the Executive attains age 70	Yes

Termination of employment due to executive's death while still employed	The amount accrued by the Bank pursuant to generally accepted accounting principles for the executive's employment pursuant to the agreement, less the death benefit, if any, payable by the Split Dollar Life Insurance Agreement described below	As soon as administratively possible	No

Death of executive after termination of employment	The Executive's Final Salary Percentage shall be payable to Executive's beneficiary	For 10 years, beginning on the first day of the second month after the Executive attained (or would have attained) age 70	No

Each agreement provides that the applicable participant would not be entitled to any benefit under the agreement if the participant’s separation from service is due to a termination with cause (as defined in the agreement).

Subject to earlier acceleration as shown in the table above, the participant’s benefit becomes vested, assuming continued employment, ratably over the number of months equal to the difference between Participant’s age on January 1, 2019 and the date in which he or she attains the age of 65; crediting Participant for the number of full or partial months of service completed prior to the termination. By way of example, if

●	Participant attained the age of 61 on January 1, 2019, and accordingly has exactly 48 months prior to attaining the age of 65, and
●	retired on January 1, 2021, having been employed by the Bank for 24 of the 48 month until attaining age 65 (or 50%),

then his or her benefit will be 50% of what he or she would have been entitled to had he or she remained employed until attaining age 65.

The foregoing description of the Supplemental Executive Retirement Plan agreements is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the form of agreement, which is filed as Exhibit 10.1 to this current report and are incorporated into this item by reference.

Split Dollar Life Insurance Agreement

Pursuant to each of the Split Dollar Life Insurance Agreements, each of participant’s designated beneficiary will be entitled to share in the death proceeds payable under a life insurance policy owned by the Bank in the event of the participant’s death while the Agreement remains in effect. The amounts payable to the participants’ beneficiaries vary among the participants, and the age at which a participant dies, in the range set forth below:

Participant	Minimum	Maximum
Frank Sorrentino III	$1,629,480	$2,608,851
William S. Burns	$684,382	$1,013,052
Elizabeth Magennis	$651,792	$1,428,157
Christopher Ewing	$586,613	$903,064
Michael McGrover	$248,496	$367,834

The agreements will terminate upon (1) the bankruptcy, receivership or dissolution of the Bank; or (2) termination of Participant’s employment.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Agreement attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Supplemental Executive Retirement Plan by and between the Bank and each of Frank Sorrentino III, William S. Burns, Elizabeth Magennis, Christopher Ewing and Michael McGrover

10.2	Form of Split Dollar Life Insurance Agreement by and between the Bank and each of Frank Sorrentino III, William S. Burns, Elizabeth Magennis, Christopher Ewing and Michael McGrover

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: December 16, 2019	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Supplemental Executive Retirement Plan by and between the Bank and each of Frank Sorrentino III, William S. Burns, Elizabeth Magennis, Christopher Ewing and Michael McGrover
10.2	Form of Split Dollar Life Insurance Agreement by and between the Bank and each of Frank Sorrentino III, William S. Burns, Elizabeth Magennis, Christopher Ewing and Michael McGrover
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)